UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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AMBIENT CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMBIENT CORPORATION
7 WELLS AVENUE
NEWTON, MA 02459

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting (the “Annual Meeting”) of the stockholders of AMBIENT CORPORATION (the “Company”) will be held at 10:00 a.m. on June 7, 2012 at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 to

1.	elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

2.	adopt the 2012 Stock Incentive Plan, including the performance-based award criteria;

3.	adopt the Management Incentive Bonus Plan to approve the performance-based award criteria; and

4.	transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board of Directors has fixed the close of business on April 16, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

 Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card or on the Notice of Internet Availability of Proxy Materials that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer and President

April 24, 2012

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS AND ANNUAL REPORT

The Company’s proxy materials and Annual Report on Form 10-K are available at https://www.iproxydirect.com/AMBT.

AMBIENT CORPORATION
7 WELLS AVENUE
NEWTON, MA 02459

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on June 7, 2012

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Ambient Corporation, a Delaware corporation (the “Company”), of proxies to be voted at the 2012 Annual Meeting (the “Annual Meeting”) of the Company’s stockholders to be held at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 on June 7, 2012 at 10:00 a.m. and any adjournment(s) thereof.

Pursuant to rules adopted by the SEC, we are providing stockholders with Internet access to our proxy materials. Our Board of Directors has made these proxy materials available to you on the Internet on or about April 24, 2012 at https://www.iproxydirect.com/AMBT which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record and beneficial holders. Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our Annual Meeting. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about April 25, 2012. In addition to our proxy materials being available for review at https://www.iproxydirect.com/AMBT, the site contains instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting our Investor Relations Department at our principal executive offices in Newton, Massachusetts. We will also provide stockholders upon request and free of charge with a copy of our Form10-K for the year ended December 31, 2011 filed with the SEC.

At the Annual Meeting, the stockholders will be asked to:

1.	elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

2.	adopt the 2012 Stock Incentive Plan, including the performance-based award criteria;

3.	adopt the Management Incentive Bonus Plan to approve the performance-based award criteria; and

4.	transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the adoption of the 2012 Stock Incentive Plan, including the performance-based award criteria; (iii) FOR the adoption of the Management Incentive Bonus Plan to approve the performance-based award criteria; and (iv) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on April 16, 2012 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 16,607,384 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders holding a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the shares having voting power present in person or by proxy is required for approval of Proposal No. 1 (election of directors) and the affirmative vote of a majority of the shares having voting power present in person or by proxy is required for approval of each of Proposal No. 2 (adoption of the 2012 Stock Incentive Plan) and Proposal No. 3 (adoption of the Management Incentive Bonus Plan).

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. None of the specific proposals in this proxy statement are considered “routine.” Therefore, your broker will not have discretionary authority to vote your shares with respect to Proposals No. 1, 2 and 3. A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter. Broker non-votes and abstentions are counted as shares present at the Annual Meeting for purposes of determining a quorum. However, to the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed shares “with voting power” with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to Proposals No. 1, 2 or 3. Abstentions will have the effect of a negative vote.

If you hold shares in a brokerage account, brokers are not entitled to vote on these proposals in the absence of specific client instructions. Stockholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.  To vote shares held in street name at the Annual Meeting, you should contact your broker before the Annual Meeting to obtain a proxy form in your name.

How Can I Vote Without Attending the Annual Meeting?

There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

●
Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 6, 2012. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

●
Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on June 6, 2012. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on June 6, 2012. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

As of the Record Date, Vicis Capital Master Fund held approximately 84% of our outstanding shares of Common Stock entitled to vote at the meeting. Accordingly, shares voted by Vicis will be sufficient to carry or reject the proposals.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company’s directors and the Named Executive Officers (as defined below) and (c) all current directors and executive officers of the Company as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Common Stock (2)
Directors and Executive Officers:

John J. Joyce, Chairman of the Board, Chief Executive Officer, President and Director	298,984	(3)	1.7%

Ramdas Rao, Chief Technology Officer and Senior Vice President	270,984	(4)	1.5%

Mark L. Fidler, Chief Financial Officer, Treasurer and Vice President	22,500	(5)	*

Michael Widland, Director	158,933	(6)	*

D. Howard Pierce, Director	157,500	(7)	*

Thomas Higgins, Director	156,500	(8)	*

Francesca E. Scarito, Director	110,000	(9)	*

Shad L. Stastney, Director	––		*

All Directors and executive officers as a group (8 persons) (10)	1,175,401		6.6%

5% Stockholders:

Vicis Capital Master Fund	14,637,117	(11)	84.3%

* Indicates less than 1%.

(1)	Unless otherwise indicated, the address of each person listed is c/o Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants that are currently exercisable or that become exercisable within 60 days following April 16, 2012 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(3)
Represents (i) 9,400 shares of common stock, and (ii) 289,584 shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan. Does not include 254,166 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(4)
Represents (i) 10,150 shares of common stock, and (ii) 260,834 shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan. Does not include 251,666 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(5)
Represents 22,500 shares of common stock issuable upon exercise of vested options issued under our 2000 Equity Incentive Plan. Does not include 57,500 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(6)
Represents (i) 1,333 shares of common stock, and (ii) 157,600 shares of common stock issuable upon the exercise of vested options issued under our 2002 Directors Plan. Does not include 10,800 shares of common stock issuable upon exercise of unvested options issued under our 2002 Directors Plan.

(7)
Represents (i) 2,000 shares of common stock, and (ii) 155,500 shares of common stock issuable upon the exercise of vested options issued under our 2002 Directors Plan. Does not include 10,500 shares of common stock issuable upon exercise of unvested options issued under our 2002 Directors Plan.

(8)
Represents 156,500 shares of common stock issuable upon exercise of vested options issued under our 2002 Directors Plan. Does not include 9,500 shares of common stock issuable upon exercise of unvested options issued under our 2002 Directors Plan.

(9)	Represents 110,000 shares of common stock issuable upon exercise of vested options issued under our 2002 Directors Plan.
(10)
Represents (i) 22,883 shares of common stock, (ii) 572,918 shares of common stock issuable upon exercise of vested options issued under our 2000 Equity Incentive Plan, and (iii) 579,600 shares of common stock issuable upon exercise of vested options issued under the 2002 Directors Plan. Does not include 563,332 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan and 30,800 shares of common stock issuable upon exercise of unvested options issued under our 2002 Directors Plan.

(11)
Represents (i) 13,882,084 shares of common stock, and (ii) 755,033 shares of common stock issuable upon exercise of warrants. All securities are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own shares held by Vicis Capital Master Fund and any shares issuable to Vicis Capital Master Fund upon exercise of the warrants within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time. Vicis Capital LLC disclaims beneficial ownership of any shares reported herein. Shad L. Stastney, a member of our Board of Directors and a founder and principal of Vicis Capital LLC, John Succo and Sky Lucas share voting and dispositive control of these securities. No single natural person can exercise voting or investment power with respect to the securities owed by Vicis Capital Master Fund and investment decisions with respect to these securities are made by a majority of these persons.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our company for the last three fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Financial Officer and each of our other most highly compensated executive officers whose total compensation exceeded $100,000 during 2011, which we refer to collectively as our "Named Executive Officers."

Summary Compensation Table

		Salary	Bonus	Option Awards	Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(3)	($)

John J. Joyce,	2011	380,956	150,000	1,600,429	35,894	2,167,279
Chairman of the Board, Chief Executive Officer, President and Director	2010	341,419	60,000	1,165,280	31,481	1,598,180
	2009	330,602	50,000	148,890	30,767	560,259

Ramdas Rao,	2011	278,231	120,000	1,600,429	11,500	2,010,160
Chief Technology Officer and Senior Vice President	2010	250,000	50,000	1,059,345	9,865	1,369,210
	2009	241,170	50,000	148,890	8,135	448,195

Mark L. Fidler, (2)	2011	132,692	40,000	535,881	—	708,573
Chief Financial Officer, Treasurer and Vice President

(1)
Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to employee stock options granted under our 2000 Equity Incentive Plan. The assumptions used to calculate the fair value of stock option grant are set forth in Note 8 (Stock Based Compensation) to our financial statements, which are included in the Annual Report on Form 10-K.

(2)	Mark L. Fidler joined us as our Principal Financial Officer and Vice President in June 2011 and became our Chief Financial Officer effective as of August 4, 2011. Mr. Fidler is also our Treasurer.
(3)
Represents the Company’s matching contribution to the Company’s Simple IRA Plan and, for John J. Joyce, three weeks paid vacation time, the payout of which is not generally available to our salaried employees.

Grants of Plan-Based Awards for Year Ended December 31, 2011

The following table sets forth information on grants of plan-based awards in 2011 to our Named Executive Officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date/Fair Value of Stock and Option Awards ($)

John J. Joyce,	12/20/2011	340,000	1,600,429
Chairman of the Board, Chief Executive Officer, President and Director
Ramdas Rao,	12/20/2011	340,000	1,600,429
Chief Technology Officer and Senior Vice President
Mark L. Fidler,	6/20/2011	20,000	144,496
Chief Financial Officer, Treasurer and Vice President	8/4/2011	30,000	250,171
	12/20/2011	30,000	141,214

Outstanding Equity Awards at December 31, 2011

The following table sets forth information concerning equity awards held by each of our Named Executive Officers as of December 31, 2011.

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

John J. Joyce,	3,750		$10.00	9/11/2012
Chairman of the Board, Chief Executive Officer, President and Director	10,000		$20.00	1/26/2014
	5,000		$30.00	7/20/2014
	5,000		$50.00	7/20/2014
	25,000		$4.50	11/15/2017
	45,000		$3.50	1/13/2019
	82,500	27,500	$12.00	10/18/2020
	113,334		$6.30	12/20/2021
		113,333	$6.75	12/20/2021
		113,333	$7.25	12/20/2021

Ramdas Rao,	10,000		$20.00	1/15/2012
Chief Technology Officer and Senior Vice President	2,000		$20.00	9/11/2012
	8,000		$20.00	1/26/2014
	3,750		$20.00	8/11/2014
	3,750		$20.00	8/11/2014
	10,000		$4.50	11/15/2017
	45,000		$3.50	1/13/2019
	75,000	25,000	$12.00	10/18/2020
	113,334		$6.30	12/20/2021
		113,333	$6.75	12/20/2021
		113,333	$7.25	12/20/2021

Mark L. Fidler	5,000	15,000	$7.50	6/22/2021
Chief Financial Officer, Treasurer and Vice President	5,000	25,000	$10.40	8/4/2021
	10,000		$6.30	12/20/2021
		10,000	$6.75	12/20/2021
		10,000	$7.25	12/20/2021

Option Exercises and Stock Vested in 2011

None of our Named Executive Officers acquired shares upon exercise of options, or had any stock awards vest, during 2011.

Employment Agreements

We and John J. Joyce entered into an amended and restated employment agreement dated as of December 30, 2008 pursuant to which Mr. Joyce serves as our Chief Executive Officer. Under the agreement, Mr. Joyce is entitled to be paid an annual salary, which in 2011 was $379,500, subject to an annual review and adjustments. By its terms, the agreement provided for an initial term ending December 31, 2010. After expiration of the initial term, the agreement automatically renews for successive two-year terms unless terminated by us upon written notice given not less than 90 days prior to the expiration of the then-current term. As no such notice has been given, the agreement remains in effect through December 31, 2012. The agreement also contains certain provisions for early termination, including in the event of a change in control, which may result in a severance payment equal to two years of base salary then in effect and the continuation of certain benefits. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

We and Ramdas Rao entered into an amended and restated employment agreement dated as of June 2, 2008, pursuant to which Mr. Rao serves as our Senior Vice President and Chief Technology Officer. Under the agreement for 2011, Mr. Rao is entitled to be paid an annual salary of $250,000, which was adjusted to $280,000 as of June 1, 2011.  The employment agreement had an initial term that extended through December 31, 2009, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The agreement also contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

Mark L. Fidler joined us as our Principal Financial Officer and Vice President in June 2011 and became our Chief Financial Officer effective as of August 4, 2011. Mr. Fidler is also our Treasurer. Mr. Fidler receives an annual salary of $250,000. The agreement also contains certain provisions for termination by the Company without cause and/or termination by the Employee for Good Reason (as defined in the agreement), which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.” The agreement also contains certain provisions for termination, which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

Each of these agreements includes certain confidentiality and non-compete provisions that prohibit the executive from competing with us for one year, or soliciting our employees for one year, following the termination of his employment.

Potential Payments upon Change of Control or Termination following a Change of Control

Automatic Acceleration of Vesting Following a Change of Control. The following table summarizes the intrinsic value (that is, the value based upon our closing stock price on December 31, 2011 of $4.63, less any applicable exercise price) of stock options of our Named Executive Officers that would become exercisable or vested as a result of a change of control as of December 31, 2011:

	Value of Unvested Stock Options ($)	280G Excise Tax and Gross-up Payment ($)	Total Payments and Value of Equity Awards ($)
John J. Joyce	—	—	—
Ramdas Rao	—	—	—
Mark L Fidler	—	—	—

Automatic Acceleration of Vesting upon an Involuntary Termination Following a Change of Control. Assuming the employment of our Named Executive Officers was terminated involuntarily and without cause, or such officers resigned with good reason, during the 12 months following a change of control occurring on December 31, 2011, in accordance with the terms of the employment agreements with the Named Executive Officers, our Named Executive Officers would be entitled to cash payments in the amounts set forth opposite their names in the below table, subject to any deferrals required under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) as well as acceleration of vesting for outstanding equity awards, as set forth in the below table. The following table summarizes the value of compensation and benefits payable and intrinsic value (that is, the value based upon our closing stock price on December 31, 2011 of $4.63, less any applicable exercise price) of stock options that would become exercisable or vested as a result of a termination occurring immediately following a change of control as of December 31, 2011.

						Total
				Accrued	Value of	Payments and
			Continuation	Vacation	Unvested	Value of
	Base Salary	Bonus	of Benefits	Pay	Stock Options	Equity Awards
	($)	($)	($)	($)	($)	($)

John J. Joyce, Chairman of the Board, Chief Executive Officer, President and Director	759,000	—	64,220	14,596	—	837,816
Ramdas Rao, Chief Technology Officer and Senior Vice President	280,000	—	14,813	2,714	—	297,527
Mark L. Fidler, Chief Financial Officer, Treasurer and Vice President	250,000	—	14,813	4,808	—	269,621

COMPENSATION OF DIRECTORS

We paid each independent director $15,000 per annum for service on our Board of Directors in 2011. In addition, the Chairman of the Audit Committee received $11,000, and the Chairman of the Compensation Committee received $4,000.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2011.

	Fees Earned or	Option
	Paid in Cash	Awards		Total
Director Name	($)	($)(1)		($)

Michael L. Widland	19,000	329,802	(2)	348,802
D. Howard Pierce	15,000	329,802	(2)	344,802
Thomas Michael Higgins	26,000	329,802	(2)	355,802
Francesca E. Scarito	3,750	406,120	(2)(3)	409,870
Shad L. Stastney	—	—		—

(1)
Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to stock options granted during 2011 under our 2002 Non-Employee Directors Stock Option Plan. The assumptions used to calculate the fair value of stock options granted are set forth in the notes to our financial statements, which are included in the Annual Report on Form 10K.

(2)
Represents the grant date fair value of 90,000 stock options, 30,000 of which were granted at an exercise price of $6.30 per share, 30,000 of which were granted at an exercise price of $6.75 per share and 30,000 of which were granted at an exercise price of $7.25 per share.

(3)	Ms. Scarito received 20,000 stock options upon her appointment to the Board of Directors at an exercise price of $5.83 per share.

INFORMATION RELATING TO EXECUTIVE OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTOR NOMINEES

Below is certain information relating to the executive officers and the sole key employee of the Company who are not also members of the Board of Directors or director nominees:

Mark L. Fidler, age, 41, has been our Principal Financial Officer and Vice President since June 2011 and our Chief Financial Officer since August 4, 2011.  Mr. Fidler has also served as our Treasurer since August 15, 2011. Prior to joining our company, Mr. Fidler spent ten years at Evergreen Solar Inc. in positions of increasing responsibility, first as Corporate Controller from 2001 to 2006 and most recently as Vice President of Finance and Treasurer. While at Evergreen Solar, Mr. Fidler was responsible for developing and implementing corporate-wide accounting and finance infrastructure and internal controls to support the Company’s world-wide expansion to over $330 million in revenue. Mr. Fidler also was responsible for worldwide information technology and Investor Relations and played key roles in securing almost $1 billion in financing during his tenure with Evergreen Solar. Prior to his tenure at Evergreen Solar, Mr. Fidler held various senior finance roles at The Boston Consulting Group from 1998 to 2001 and Hampshire Chemical, a division of Dow Chemical, from 1996 to 1998. From 1992 to 1995, Mr. Fidler was with the audit practice of Coopers & Lybrand.

Ramdas Rao, age 46, has been our Chief Technology Officer since September 2006 and Senior Vice President since October 2010, has served as our Chief Technology Officer since July 2006 and served as our Chief Network Architect from September 2000 through July 2006. From March 2000 until September 2000, Mr. Rao was the Chief Information Officer at Mullen, a large advertising agency in North America. From November 1995 until February 2000, he was the President and Co-Founder of Gaialinks Inc., a company engaged in the development of network management software tools and providing network analysis and consulting services for large heterogeneous, multi-vendor, multi-protocol networks and systems. From January 1990 through November 1995, he was affiliated with Boston University where he was Associate Director (from January 1995 through November 1995) and a Network Systems Manager (from July 1990 through December 1994).

Michael Quarella, age 57, has been Vice President of Operations since March 2005. From October 2003 until he joined the Company, Mr. Quarella was Director of Operations for Verso Technologies, formerly MCK Communications and has led a long distinguished career in start-up/development stage operations and manufacturing. Mr. Quarella has introduced risk management techniques in support of new product introduction practices to meet time-to-market, quality, and cost requirements at Ambient. Mr. Quarella is also responsible for developing and maintaining a highly responsive and dedicated Manufacturing and Development organization.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Relationships

We retain the law firm of Shipman & Goodwin LLP, of which Mr. Michael Widland, a non-employee director and chair of the Compensation Committee, is a partner, to perform legal services from time to time. We paid Shipman & Goodwin $57,161 and $394,153 for legal services rendered during 2010 and 2011, respectively.

Mr. Shad Stastney, a director, is a founding partner of Vicis Capital Master Fund, which holds, approximately 84% of our outstanding stock. The shares are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own the shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time.

Registration Rights

In connection with the purchase of certain of our securities, we have granted Vicis registration rights for our common stock, including shares which may be issued upon conversion of debentures or exercise of warrants.

These registration rights are set forth in the registration rights agreement, dated July 31, 2007, as amended on November 1, 2007, January 15, 2008, April 23, 2008 and November 21, 2008, and the registration rights agreement dated November 16, 2009, in each case, between us and Vicis and, in some circumstances, in warrants issued by us. The following description of the terms of the registration rights agreements and amendments is intended as a summary only and is qualified in its entirety by reference to the registration rights agreements and amendments filed as exhibits to this Annual Report on Form 10-K.

Demand Registration Rights.  Vicis may, pursuant to a registration rights agreement dated July 31, 2007, which was amended by a debenture amendment agreement, dated November 21, 2008 between us and Vicis and a registration rights agreement dated November 16, 2009 between us and Vicis, request that we register certain registrable shares, including shares issuable upon conversion of notes and exercise of warrants, for sale under the Securities Act. Pursuant to this agreement, we will be required to file a registration statement covering such registrable securities within 120 days of Vicis’ request.

Piggyback Registration Rights. In the event that we propose to register any of our securities under the Securities Act of 1933, as amended (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4 or any successor forms then in effect), we are required to include in these registrations all securities with respect to which we have received written requests for inclusion under our registration rights agreements, subject to certain limitations.

Expenses of Registration. We will pay all registration expenses, other than underwriting discounts and commissions and any transfer taxes related to any registration.

Indemnification. The registration rights agreements contain indemnification provisions pursuant to which we are obligated to indemnify the selling stockholders and any person who might be deemed to control any selling stockholder in the event of violation of securities laws or untrue or alleged untrue statement of material fact attributable to us contained in the registration statement, any prospectus or form of prospectus or in any amendment or supplement thereto. The registration rights agreements require that, as a condition to including their securities in any registration statement filed pursuant to demand or piggyback registration rights, the selling stockholders indemnify us for material misstatements or omissions attributable to them.

Additionally, the holders of certain warrants are entitled to registration rights with respect to the shares of our common stock issuable upon exercise of the warrants. Pursuant to the terms of these warrants, in the event that we propose to register any of our securities under the Securities Act (other than on a registration statement on Form S-4, S-8 or other limited purpose form), we are required, subject to certain limitations, to include in the registration statement all shares of our common stock issuable upon exercise of the warrants with respect to which we have received written requests for inclusion of such shares under our warrants. As of December 31, 2011, an aggregate amount of 1,123,484 shares of our common stock are issuable upon exercise of warrants containing these registration rights

Employment Agreements

We have entered into employment agreements with Messrs. Joyce, Rao and Fidler. See “Executive Compensation — Employment Agreements” for additional information.

Policy for Approval of Related Party Transactions

The charter of our audit committee requires it to review our policies and procedures for reviewing and approving or ratifying “related person transactions” and to recommend any changes to our Board of Directors. In accordance with NASDAQ rules, the audit committee must conduct appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. The audit committee has not adopted policies or procedures for review of, or standards for approval of, these transactions.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2011, certain information relating to the Company’s equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance (c)
Equity compensation plan approved by security holders	3,858,357		$10.63	725,258	(2)
Equity compensation plan not approved by security holders	15,000	(1)	$12.10	––
Total	3,873,357		$10.63	725,258

(1)
Comprised of (i) 10,000 shares of Common Stock issuable upon the exercise of non-plan options issued in October 2010 to a consultant and are exercisable through October 18, 2016, at a per share exercise price of $12.00 and (ii) 5,000 shares of Common Stock issuable upon the exercise of non-plan options issued in October 2010 to a consultant  and are exercisable through October 20, 2016, at a per share exercise price of $12.30.

(2)
Comprised of (i) 588,058 shares of Common Stock available for issuances under the Company’s 2000 Equity Incentive Plan, and (ii) 137,200 shares of Common Stock available for issuances under the 2002 Directors Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than ten percent (10%) of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on review of the copies of such forms received by the Company with respect to 2010, or written representations from certain reporting persons, each of Mark Fidler, our Chief Financial Officer and Francesca E. Scarito, one of our non-employee-directors, failed to file on a timely basis their respective Forms 3, which were filed on August 11, 2011, in the case of Mark Fidler, and August 9, 2011, in the case of Francesca Scarito.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named below have been nominated for election as directors by the Board of Directors. If elected, each nominee will hold office until the 2013 Annual Meeting of the stockholders and until his successor is duly elected and qualified.

It is the intention of the persons named in the proxy to vote FOR the election of the six persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
John J. Joyce(1)	60	Chairman of the Board, CEO, President and Director	2001
Michael Widland(2)	71	Director	2000
D. Howard Pierce(3)(4)	70	Director	2004
Thomas Michael Higgins(3)(4)	56	Director	2006
Shad Stastney(1)	42	Director	2008
Francesca E. Scarito(2)(3)	47	Director	2011

(1)  Member of the Finance Committee

(2)  Member of the Compensation Committee

(3)  Member of the Audit Committee

(4) Member of the Nominating and Corporate Governance Committee

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

JOHN J. JOYCE has been the Chairman of the Board of Directors, Chief Executive Officer, and President since September 2001, and served as our Chief Operating Officer from November 2000 through August 2001. Since September 2010, Mr. Joyce has served on the Finance Committee. Prior to August 2011, Mr. Joyce also served as our Treasurer. From September 1996 to October 2000, Mr. Joyce served as Senior Vice President of ABB Financial Services Inc. and President of ABB Financial Consulting, the Americas, where he also led the global energy consulting practice within Financial Services. Mr. Joyce developed the Americas branch of ABB Financial Consulting, the financial management consultancy business of ABB Financial Services. From December 1993 to August 1996, Mr. Joyce served with The Capital Markets & Treasury Practice of Price Waterhouse LLP. Returning to the firm he had previously served for more than five years in the general audit practice, Mr. Joyce assumed the responsibilities of Manager, in which he advised corporations on a variety of business issues and strategies. Mr. Joyce was promoted to Director in June 1995. Mr. Joyce brings to our board significant experience in the energy industry and a deep knowledge of our business and our customers, and contributes a perspective based on his previous career in both finance and accounting.

MICHAEL WIDLAND has served on our Board of Directors since November 2000 and serves on the Compensation Committee as its chair (since March 2001). Mr. Widland has been actively practicing law since 1965 and is presently a partner at Shipman & Goodwin LLP of Stamford, Connecticut. Mr. Widland practices in the areas of commercial and corporate transactions, including financing. He is a former Connecticut Chairman of the Public Contract Section and Business Law Section of the American Bar Association and a member of the Association of Commercial Finance Attorneys. Mr. Widland’s academic degrees combined with his extensive professional experience in corporate law provide our board with valuable resources in its work to ensure that we comply with rules and regulations applicable to us.

D. HOWARD PIERCE has served on our Board of Directors since November 2004 and serves on the Audit Committee (since November 2004) and Nominating and Corporate Governance Committee as its chair (since July 2011). Until his retirement in June 2001, he served as President and CEO of ABB, Inc., a $5 billion U.S. subsidiary of global industrial, energy and automation provider ABB, Ltd. Prior to assuming leadership of ABB, Inc., Mr. Pierce served in a number of key executive positions, including President of ABB’s Steam Power Plants and Environmental Systems and President of ABB China Ltd. In addition to serving on our board, Mr. Pierce serves on the board of directors of Harsco Corporation, a publicly traded, New York Stock Exchange-listed company, where he also serves as chairman of the Audit and Compensation Committees. Mr. Pierce’s executive experience in the international business community with a specific focus on serving the utility industry while at ABB provides our board with a business perspective and insight that is beneficial to our company.

THOMAS MICHAEL HIGGINS has served on our Board of Directors since September 2006 and serves on the Audit Committee as its chair (since September 2006) and the Nominating and Corporate Governance Committee (since July 2011). Mr. Higgins has served as the Senior Vice President of Finance and Chief Financial Officer of the College Board since June 2003. Prior to the College Board, Mr. Higgins was a partner in the New York City accounting firm of Silverman Linden Higgins LLP from February 1993 to June 2003. Mr. Higgins also worked in the New Jersey offices of Coopers & Lybrand LLP from January 1992 to January 1993 and at Ernst & Young LLP from 1977 to 1991. Mr. Higgins is a member of the American Institute of Certified Public Accountants as well as the New Jersey and New York State Society of Certified Public Accountants. Mr. Higgins’ extensive experience as a certified public accountant was instrumental in his appointment to the Audit Committee and provides our board with a critical accounting perspective.

SHAD L. STASTNEY has served on our Board of Directors since June 2008. He has also served on the Finance Committee since September 2010 and as its chair since August 2011. Mr. Stastney is a founding partner of Vicis Capital, LLC, the investment advisor to Vicis Capital Master Fund, or Vicis, a multi-strategy hedge fund. Mr. Stastney has served as Chief Operating Officer of Vicis Capital since June 2004. Prior to Vicis Capital, from July 2001 through May 2004, Mr. Stastney served in the same capacity at Victus Capital. Before Victus Capital, Mr. Stastney was a Director at Credit Suisse First Boston in New York. Mr. Stastney currently serves on the boards of directors of China Hydroelectric Corp., China New Energy Group Company, OptimizeRx Corporation, The Amacore Group, Inc., Master Silicon Carbide Industries, Inc., Deer Valley Corporation, Infusion Brands International, Inc., and Zurvita Holdings, Inc. and formerly served on the board of MDWerks, Inc. and Medical Solutions Management, Inc. Mr. Stastney’s background and experience provide management and the Board with significant experience in growing companies.

FRANCESCA E. SCARITO has served on our Board of Directors since June 2011 and serves on the Audit Committee (since July 2011) and Compensation Committee (since July 2011). Ms. Scarito is President of RS Finance & Consulting, LLC, a boutique investment bank located in Boston, Massachusetts. Ms. Scarito has been an investment banker for over 20 years and has extensive experience in private capital, equity capital markets and mergers and acquisitions. Prior to joining RS Finance & Consulting, LLC in April 2009, Ms. Scarito was a Managing Director of Canaccord Adams Inc. from May 2007 through October 2008. Ms. Scarito also was a Managing Director at Legacy Partners Group LLC from July 2004 through February 2007 and at its successor Friedman Billings Ramsey from February 2007 through April 2007. Ms. Scarito’s extensive experience advising corporate executives and boards of directors on strategic initiatives, financings and capital markets strategy makes her a valuable, objective resource for our company on these matters.

There are no family relationships between any of the above executive officers or directors or any other person nominated or chosen to become an executive officer or a director. Pursuant to the terms of the employment agreement between us and Mr. Joyce, so long as the employment agreement remains in effect, Mr. Joyce will be nominated to the Board of Directors as part of management’s slate of directors. Additionally, pursuant to the terms of a securities purchase agreement, dated July 31, 2007, between us and Vicis, so long as Vicis’ fully diluted ownership of the company is 10% or greater, Vicis is entitled to designate one member to our Board of Directors.

All directors hold office until the next Annual Meeting of stockholders and the election and qualification of a successor.

  ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD MEETINGS

The Board met formally five times during the year ended December 31, 2011. No director who served during 2011 attended fewer than 80% of the meetings of the Board or of the committees of the Board of which such director was a member.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings. None of the directors attended the 2011 Annual Meeting of Stockholders.

CODE OF ETHICS

Our Board of Directors has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Business Conduct and Ethics is posted on the investor relations section of our website, which is located at www.ambientcorp.com. We intend to post on our website any amendments to the Code of Business Conduct and Ethics, or any waiver of its requirements.

We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request in writing to Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459. Attn: Secretary.

BOARD LEADERSHIP STRUCTURE

Mr. Joyce has served as Chief Executive Officer and Chairman since September 2001. The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Joyce, is appropriate at this time and provides the most effective leadership for Ambient in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Joyce allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our independent Board members. Given Mr. Joyce’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

BOARD COMMITTEES

The Company’s board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, with each comprised of independent directors. Our board of directors has also established a finance committee. Each committee operates under a charter that has been approved by our board of directors. Copies of our committee charters are available, without charge, upon request in writing to Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459, Attn: Secretary and are posted on the investor relations section of our website, which is located at www.ambientcorp.com.

Audit Committee

The members of our audit committee are Messrs. Higgins and Pierce and Ms. Scarito. The Board of Directors has also determined that each member of the audit committee is an “independent director” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. Higgins is the chair of the audit committee, and the Board of Directors believes that Mr. Higgins qualifies as an “audit committee financial expert” as defined in the rules of the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Higgins’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Higgins any duties, obligations or liability that is greater than is generally imposed on him as a member of the audit committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.

During 2011, the audit committee met four times.

The audit committee’s responsibilities include the following:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	discussing our risk management policies;
●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
●	meeting independently with our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

Compensation Committee

The members of our compensation committee are Mr. Widland and Ms. Scarito. Mr. Widland is the chair of the compensation committee.

The compensation committee met twice during 2011.

The compensation committee’s responsibilities include the following:

●	reviewing and approving, or making recommendations to our board with respect to the compensation of our executive officers;
●	overseeing an evaluation of our senior executives;
●	reviewing and making recommendations to our board with respect to cash and equity incentive plans;
●	administering our equity incentive plans;
●	reviewing and making recommendations to our board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure as and when required by SEC rules; and
●	preparing the annual compensation committee report required by SEC rules.

Our executive officers receive a compensation package consisting of base salary, cash bonuses, long-term equity awards, and participation in benefit plans generally available to all of our employees including Simple IRA, life, health, disability and dental insurance. We have chosen these elements of compensation to create a flexible package that reflects the long-term nature of our business and can reward both short and long-term performance of the business and of each executive officer. We also enter into employment agreements with our executive officers that provide for certain severance benefits upon termination of employment following a change of control of the Company.

In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

●	recommendations from the Chief Executive Officer based on individual executive performance and appropriate benchmark data;
●	ensuring compensation levels reflect the Company’s past performance and expectations of future performance;
●
ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well-qualified executives; and

●	ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

The Compensation Committee sets target and actual compensation for our Chief Executive Officer using the same considerations it uses for other executive officers.

The Compensation Committee periodically engages a consulting company to obtain market data and information on compensation trends regarding executive and director compensation. In 2011, the Compensation Committee continued to retain the executive compensation consulting company, Navigator Advisors LLC, to provide such information that the Company considered as a market check on pay levels for our executive management team.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Messrs. Pierce and Higgins. Mr. Pierce is the chair of the nominating and corporate governance committee.

The nominating and corporate governance committee did not meet during 2011, since this committee was formed in July 2011. Prior to establishing the nominating and corporate governance committee, the board of directors performed the responsibilities below.

The nominating and corporate governance committee’s responsibilities include the following:

●	identifying individuals qualified to become members of our board;
●	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;
●	reviewing and making recommendations to our board with respect to management succession planning;
●	developing and recommending to our board corporate governance principles; and
●	overseeing an annual evaluation of our board.

While the nominating and corporate governance committee does not have a formal policy with respect to diversity, the Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board of Directors, the nominating and corporate governance committee considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Finance Committee

The members of our finance committee are Mr. Joyce and Mr. Stastney. Mr. Stastney is the chair of the finance committee.

The finance committee met one time during 2011.

The finance committee’s responsibilities include the following:

●	reviewing the finance policies and strategies used by our company to achieve our objectives, including the performance of, and risk relating to, such policies and strategies;
●	reviewing the investment policies and strategies used by our company to achieve our objectives, including the performance of, and risk relating to, such policies and strategies; and
●
considering both the ongoing financing needs of our company and alternative financing mechanisms available to our company, as well as, making recommendations to the board of directors regarding the implementation of appropriate financing mechanisms.

Our board of directors may from time to time establish other committees.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board of Directors reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the audit committee as the Board committee with general risk oversight responsibility. The audit committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF THE AUDIT COMMITTEE

The audit committee met and held discussions with management and Rotenberg Meril Solomon Bertiger & Guttilla, P.C. The audit committee reviewed and discussed the audited financial statements for 2011 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.

The Company’s independent registered public accounting firm also provided to the audit committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”  The audit committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the audit committee’s review and discussions described above, the audit committee recommended to the Board of Directors that the Company’s audited financial statements for 2011 be included in the Company’s Annual Report on Form 10-K for 2011 filed with the SEC.

Dated: February 9, 2012

SUBMITTED BY THE AUDIT COMMITTEE:

D. HOWARD PIERCE
THOMAS MICHAEL HIGGINS
FRANCESCA E. SCARITO

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

DIRECTOR INDEPENDENCE

Our Board of Directors has determined that four of our six directors are independent directors within the meaning of the independence requirements of the NASDAQ Listing Rules. The independent directors are Messrs. Pierce, Higgins, Widland and Ms. Scarito.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

ADOPTION OF THE 2012 STOCK INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to adopt the Company's 2012 Stock Incentive Plan (the "Stock Incentive Plan") in the form attached hereto as Appendix A. The Stock Incentive Plan was approved by the Board of Directors on March 29, 2012.  A total of 4,000,000 shares of Common Stock have been reserved for issuance under the Stock Incentive Plan.

The Board believes that equity-based awards are an important incentive to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Stock Incentive Plan is intended to enable the Company to have an adequate number of shares of Common Stock available for the grant of stock options and other awards for such purposes.

Although the Company cannot currently determine the number of awards that may be granted in the future to the directors, executive officers and key employees of the Company, each of the directors, executive officers and key employees of the Company has an interest in the approval of the Stock Incentive Plan in so far as they are eligible recipients of options and other awards under the plan.

Summary of the Stock Incentive Plan

The summary of the Stock Incentive Plan below is qualified in its entirety by the Stock Incentive Plan attached hereto as Appendix A.

Purpose and Eligibility. The purpose of the Stock Incentive Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted Awards under the Plan. “Award” means Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards, all as defined in the Stock Incentive Plan.

Shares Subject to the Plan. The maximum aggregate number of shares of our Common Stock reserved under the Stock Incentive Plan is 4,000,000 shares. Any shares of stock that are subject to an Award under the Stock Incentive Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of Awards under the plan.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Stock Incentive Plan, (ii) the share counting rules and sub-limits, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board.

Administration. The Stock Incentive Plan is administered by our Board, which may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  To the extent that the Board determines to qualify Awards as performance-based compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m).

Option Price and Duration. The Board may grant Awards consisting of Incentive Stock Options and Nonstatutory Stock Options (each, an “Option”).  The Board shall determine the purchase price per share of our Common Stock deliverable upon the exercise of an Option; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock on the day any such Option is granted. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

Subject to certain limitations, each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

Each option agreement shall also set forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Option are exercisable.

Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in the Stock Incentive Plan) of the exercise price for the number of shares for which the Option is exercised.  Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

Stock Appreciation Rights. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the measurement price established pursuant to the plan. The date as of which such appreciation is determined shall be the exercise date.

Restricted Stock and Restricted Stock Units. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award.  The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”).

Performance Awards.  The Committee may grant Awards that are intended to comply with Section 162(m) (“Performance Awards”).  The Performance Awards must vest or become exercisable contingent on the achievement of one or more objectively determinable performance measures established by the Committee in writing in accordance with Section 162(m) at the time such Performance Award is granted.  Prior to the payment of Performance Awards, the Committee shall certify the extent to which any objectively determinable performance measures and any other material terms under such Performance Award have been satisfied. The maximum number of shares of Common Stock for which Awards that are intended to qualify as performance-based compensation under Section 162(m) that may be granted during any calendar year to any Covered Employee (as defined under Section 162(m)) shall be 500,000 and the maximum amount of a Performance Award that can be paid in cash to any participant during any calendar year shall be $1,000,000.

Performance Goals. For any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals.  Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs.

Change in Control. In the event of a change of control of the Company (as defined in the Stock Incentive Plan), all Awards granted under the Stock Incentive Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions, other than Restricted Stock Units, shall become immediately 100% vested in each participant or shall be free of any restrictions, as of the first date that the definition of change of control has been fulfilled, and shall be exercisable for the remaining duration of the Award.  All Awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the Award.

Transferability. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

Term and Termination. The Stock Incentive Plan shall become effective on the date the plan is approved by the Company’s stockholders (the “Effective Date”).  No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Certain Federal Income Tax Consequences to the Company and the Participant

The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Stock Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Options and SARs granted under the Stock Incentive Plan are intended to satisfy the stock rights exception to Section 409A of the Code (“Section 409A”); other types of awards are intended either to satisfy another exception to Section 409A (such as the short-term deferral exception) or to be granted and administered in compliance with Section 409A. A participant will not realize any income upon the award of an Option (including any other stock-based award in the nature of a purchase right) or a SAR, nor will the Company be entitled to any tax deduction. When a participant, who has been granted an Option which is not designated as an Incentive Stock Option, exercises that option and receives Common Stock which is either “transferable” or not subject to a “substantial risk of forfeiture” under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee or former employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the Option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant’s tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

If a participant exercises an Option which is designated as an Incentive Stock Option and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the Incentive Stock Option until three months prior to its exercise, the participant will not realize any income upon the exercise of the Incentive Stock Option (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the Incentive Stock Option more than one year after the issuance of the shares to the participant and more than two years after the date of grant of the Incentive Stock Option, any gain or loss (based upon the difference between the amount realized and the exercise price of the Incentive Stock Option) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the Incentive Stock Option or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a “disqualifying disposition” of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

With respect to other Awards granted under the Stock Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant’s loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income.

Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a “parachute payment” under Section 280G of the Code. To the extent any such payment constitutes an “excess parachute payment,” the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

Section 162 Provisions

The Stock Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the Stock Incentive Plan which is intended by the Committee to qualify as “performance-based compensation” under Section 162(m). Section 162(m) generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Chief Executive Officer or any of the next three most highly compensated executive officers (a “Covered Employee”). Certain compensation, including compensation that meets the specified requirements for “performance-based compensation,” is not subject to this deduction limit. Among the requirements for compensation to qualify as “performance-based compensation” is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, the Company is seeking approval of the Stock Incentive Plan by the stockholders of the Company so that the compensation payable pursuant to Awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as “performance-based compensation” should not be subject to the deduction limit of Section 162(m) of the Code, provided the Stock Incentive Plan continues to be administered by a Committee consisting solely of two or more “outside directors” and the other requirements of Section 162(m) of the Code are satisfied.  Notwithstanding the foregoing, the Committee may, in the exercise of its discretion, issue Options that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and its stockholders.

New Plan Benefits

Because awards under the Stock Incentive Plan are discretionary, the Company cannot currently determine the kind or number of Awards that may be granted under the Stock Incentive Plan or the recipients thereof.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOULY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2012 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3

ADOPTION OF THE MANAGEMENT INCENTIVE BONUS PLAN

At the Annual Meeting, the stockholders will be asked to adopt the Company's Management Incentive Bonus Plan (the “Bonus Plan”) in the form attached hereto as Appendix B for the purpose of approving the performance-based award criteria. The Bonus Plan was approved by the Board of Directors on March 29, 2012.

The purpose of the Bonus Plan is to advance the interests of the Company by providing Participants (defined below) with additional incentive to promote the success of the business and to increase their vested interest in the success of the business and the Company, and to encourage them to remain employees, through the making of certain incentive cash bonus awards (the "Cash Awards") linked to objectively determinable performance goals.

Although the Company cannot currently determine all of the Participants and Cash Awards that may be granted in the future to the executive officers and key employees of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the Bonus Plan in so far as they are eligible recipients of Cash Awards under the plan.

Summary of the Bonus Plan

The summary of the Bonus Plan below is qualified in its entirety by the Bonus Plan attached hereto as Appendix B.

Administration

The Bonus Plan shall be administered and interpreted by a committee (the "Committee") appointed from time to time by the Board of Directors and consisting of two or more “outside directors” within the meaning of Section 162(m) of the Code (“Section 162(m)”).  Currently, the compensation committee would serve as the Committee.  Members of the Committee shall not be eligible to participate in the Bonus Plan. The Committee shall have full authority to make or withhold Cash Awards, to construe and interpret the terms and provisions of the Bonus Plan and any Award made hereunder, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Bonus Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of the Bonus Plan.

Eligibility

For each Plan Year, the Committee shall select, in its discretion, key employees of the Company or any of its designated Subsidiaries who are to participate in the Bonus Plan (the “Participants”).  No person shall be designated as a Participant or entitled to Cash Awards under this Bonus Plan for any Plan Year unless he or she is so designated as a Participant for that Plan Year.  The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Section 162(m).

Performance Goals

At the time the performance goals are established, the Committee shall prescribe a formula to determine the percentages of the target award which may be payable based upon the degree of attainment of the performance goals during the plan year (the “Payout Formula”). The Committee shall establish, for each fiscal year, the performance goals to be applied to the Payout Formula. Such performance goals  shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to GAAP or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals.  Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs.  Notwithstanding the foregoing, the Committee may only make such adjustments if they are included in the written performance goals established by the Committee in accordance with Section 162(m).  Such performance goals:  (i) may vary by Participant; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by and shall otherwise comply with the requirements of Section 162(m).

The Committee shall establish in writing, for each Plan Year: (i) the individual target award applicable to each Participant or class of Participants; (ii) the Payout Formula; and (iii) the objective performance goals to be applied to the Payout Formula; no later than 90 days after the commencement of the Plan Year and while the outcome of the performance goals are substantially uncertain.

Maximum Bonus

The maximum amount of compensation that may be paid under the Bonus Plan to any Participant for any fiscal year shall not exceed $1,000,000.

Certification of Performance Goals and Payment of Bonus

Promptly after the end of a Plan Year, the Committee shall determine the extent to which performance goals for that Plan Year have been achieved and shall determine the allocation of individual target awards to Participants by using the Payout Formula. The Committee shall certify in writing the achievement of the applicable performance goals and the actual Award for each Participant.  Regardless of the performance achieved relative to any goals and standards, and notwithstanding any individual target award, no Participant shall be entitled to an Award unless and until the Committee certifies such Award.

Funding

The Bonus Plan shall be unfunded. The Company shall not be required to segregate any assets to ensure payment of any bonus under the Bonus Plan.

Amendment and Termination

The Company may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Bonus Plan, or suspend or terminate it entirely, retroactively or otherwise.  Notwithstanding the foregoing, any such amendments shall not occur without the appropriate approval of the Company’s stockholders, if such approval is required by Section 162(m).

Effective Date

The Bonus Plan shall be effective on the date that stockholder approval is received. Unless and until such stockholder approval is obtained, no bonus shall be paid pursuant to the Bonus Plan. To the extent necessary for purposes of Section 162(m), the Bonus Plan shall be resubmitted to stockholders for their reapproval with respect to bonuses payable for the taxable years commencing on or after the fifth anniversary of the initial stockholder approval, or at such earlier time required by Section 162(m).

Interpretation and Construction the Bonus Plan

Any contrary provision of the Bonus Plan notwithstanding, (a) bonuses to be granted under the Bonus Plan are intended to qualify as “qualified performance-based compensation” under Treasury Regulation § 1.162-27(e) and (b) any provision of the Bonus Plan that would prevent any bonus under the Bonus Plan from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall be disregarded. No provision of the Bonus Plan, nor the selection of any Participant participate in the Bonus Plan, shall constitute an employment agreement or affect the duration of any Participant’s employment, which shall remain “employment at will” unless an employment agreement between the Company and the Participant provides otherwise. All references in the Bonus Plan to sections of the Code or to Treasury Regulations shall be interpreted to include any amendment or successor provisions thereto. All bonuses awarded under the Bonus Plan shall be subject to the written policies of the Board, including any policy relating to the clawback of compensation, as they exist from time to time.

Certain Federal Income Tax Consequences to the Company and the Participant

The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Bonus Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

A participant will not recognize taxable income when he or she is selected to participate in the Bonus Plan and the Company will not receive a deduction at that time. If a participant earns a Cash Award under the Bonus Plan, the participant will recognize ordinary income equal to the value of the amount paid. The Company generally will be entitled to a deduction equal to the income that the participant recognizes.

The Bonus Plan is intended to be exempt from Section 409A under the “short term deferral” exception. The “short term deferral” exception applies to compensation that is payable within two and one-half months after close of the plan year for which the compensation is earned or vested. The Bonus Plan will be interpreted and administered in accordance with the intent that the benefits qualify for the “short term deferral exception” of Section 409A.

Section 162 Provisions

The Bonus Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of short-term incentive compensation granted under the Bonus Plan which is intended by the Committee to qualify as “performance-based compensation” under Section 162(m). Section 162(m) generally disallows a deduction to the Company for total compensation paid in any year in excess of $1 million to the Chief Executive Officer or any of the next three most highly compensated executive officers (a “Covered Employee”). Certain compensation, including compensation that meets the specified requirements for “performance-based compensation,” is not subject to this deduction limit. Among the requirements for compensation to qualify as “performance-based compensation” is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, the Company is seeking approval of the Bonus Plan by the stockholders of the Company so that the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as “performance-based compensation” should not be subject to the deduction limit of Section 162(m), provided the Bonus Plan continues to be administered by a Committee consisting solely of two or more “outside directors” and the other requirements of Section 162(m) are satisfied.

New Plan Benefits

While the awards under the Bonus Plan are discretionary and the Participants may change from year to year, the Committee has established performance goals for the executive officers for 2012 based on achieving various operational goals and metrics relating to revenues, expansion of the Company’s customer base, introduction of new products and financing activities.  If the performance goals are achieved, the executive officers are eligible for target bonuses expressed as a percentage of their base salary as follows:  Chief Executive Officer (75%), Chief Technology Officer (50%) and Chief Financial Officer (50%). If the required performance goals are achieved and certified by the Committee, the bonus amounts for 2012 would be:

Name and Position	Dollar Value ($)

John J. Joyce, Chief Executive Officer and President	$284,625

Ramdas Rao, Chief Technology Officer and Senior Vice President	$140,000

Mark Fidler, Chief Financial Officer, Vice President, and Treasurer	$125,000

All Executive Officers as Group (3 persons)	$549,625

Non-Executive Director Group	$-

Non-Executive Officer Employee Group	$350,375

Total	$900,000

Actual payout amounts can differ from the amounts shown in the table above depending on the achievement of certain financial goals, which could result in bonuses lower or higher than 100% of shown amounts.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE MANAGEMENT INCENTIVE BONUS PLAN.

INFORMATION RELATING TO AUDITORS

Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) served as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ended December 31, 2011. The audit committee is currently considering its selection of an independent public accounting firm for the audit of the Company’s consolidated financial statements for the year ending December 31, 2012, due to the Company’s recent growth, increased complexity of its operations and anticipated needs going forward. The Company does not have any disagreements with Rotenberg with respect to its audit of the 2011 financial statements. It is not anticipated that a representative of Rotenberg will be present at the Annual Meeting.

The following table presents fees for professional services rendered by Rotenberg, for the audit of the Company’s annual financial statements for 2011 and 2010. No other fees were billed, nor were other services rendered, by Rotenberg during 2011 and 2010, other than what is shown in the following table:

Type of Service/Fee	2010	2011
Audit Fees (1)	$105,000	$105,000
Audit Related Fees (2)	16,121	43,085
Tax Fees	––	––
All Other Fees (3)	––	20,000
Total	$121,121	$168,085

———————
(1)
Audit Fees consist of fees for professional services rendered for the audit of our financial statements included in the Annual Report on Form 10-K and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2)
Audit Related Fees consist of assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.  In 2011, these fees were related to the proxy and registrations statements. In 2010, these fees were for services related to the proxy, registration statements and a comment letter received from the SEC.

(3)
All Other Fees consist of fees for professional services rendered regarding the calculation of the Internal Revenue Service Section 382 limitation and determination of the amount of net operating loss carryforwards that are available.

The Audit Committee reviews non-audit services rendered for each year and determines whether such services are compatible with maintaining the accountants’ independence. The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent public accountants are permitted to perform for the Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accountants and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for, among other things, the annual financial statement audit engagement.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2013 Annual Meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than December 25, 2012. Appropriate stockholder proposals submitted outside of Rule 14a-8 must be received by the Company at its principal executive offices by March 10, 2013. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2013 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459 or by calling us at (617) 332-0004.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2011, the proxy statement and the Notice of Annual Meeting of Stockholders and related notices to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Investor Relations, Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459 or by calling us at (617) 332-0004.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer and President

April 24, 2012

APPENDIX A

Ambient Corporation
 2012 Stock Incentive Plan

1.	Purpose

The purpose of this 2012 Stock Incentive Plan (the “Plan”) of Ambient Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan.  Each person who is granted an Award under the Plan is deemed a “Participant.”  “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).  “Award Agreement” means an agreement between the Company and a Participant, setting forth the terms and conditions relating to an Award granted under the Plan.

3.	Administration and Delegation

(a)
Administration by Board of Directors.  The Plan will be administered by the Board.  The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.  The Board may construe and interpret the terms of the Plan and any Award Agreements entered into under the Plan.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.  All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)
Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authorities under the Plan have been delegated to such Committee or officers.  Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

(c)
Delegation to Officers.  To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise prices of such Awards, which may include a formula by which the exercise prices will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).  The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

(d)
Section 162(m).  To the extent that the Board determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(e)
Rule 16b-3.  If the Company has a class of stock registered pursuant to Section 12 of the Exchange Act, and if Awards are to be approved solely by a Committee, then members of the Committee shall at all times be "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, as such terms are interpreted from time to time.

4.	Stock Available For Awards

(a)	Number of Shares; Share Counting.

(1)
Authorized Number of Shares.  Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to 4,000,000 shares of Common Stock.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2)	Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:

(A)
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B)
if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(C)
shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

(3)
Substitute Awards.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof.  Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.  Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a)
General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)
Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.”  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 5(b), Incentive Stock Options will be taken into account in the order in which they were granted.  The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)
Exercise Price.  The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement.  The exercise price of an Option shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a specified future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.  Any Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value on the date of grant and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option grant date.

(d)
Duration of Options.  Subject to the limitations set forth in Section 5(c), each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)
Exercise of Options.  Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised.  Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)	Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)	in cash or by check, payable to the order of the Company;

(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)
to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)
to the extent provided for in the applicable Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)	by any combination of the above permitted forms of payment.

6.	Stock Appreciation Rights

(a)
General.  The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b).  The date as of which such appreciation is determined shall be the exercise date.

(b)
Measurement Price.  The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement.  The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a specified future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)
Duration of SARs.  Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)
Exercise of SARs.  SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

7.	Restricted Stock; Restricted Stock Units

(a)
General.  The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award.  The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)
Terms and Conditions for All Restricted Stock Awards.  The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)	Additional Provisions Relating to Restricted Stock.

(1)
Dividends.  Unless otherwise provided in the applicable Award Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.  Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2)
Stock Certificates.  The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary.  “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(3)
Rights as a Shareholder.  Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares.

(d)	Additional Provisions Relating to Restricted Stock Units.

(1)
Settlement.  Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award Agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock.  The Board may, in its sole discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A.

(2)	Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3)
Dividend Equivalents.  The Award Agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”).  Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award Agreement.

8.	Other Stock-Based Awards

(a)
General.  Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”).  Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)	Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

(a)
Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board.  Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)	Change in Control.

(1)	Definition. A “Change of Control” means and includes each of the following:

a.
The acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; or

b.	A change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not continuing directors; or

c.
The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets; or

d.
A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(2)
In the event of a Change of Control of the Company, all Awards granted under the Plan that are still outstanding and not yet vested or exercisable or which are subject to restrictions, other than Restricted Stock Units, shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award.  All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

(3)
Notwithstanding the terms of Section 9(b)(2), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code, the Restricted Stock Units shall only be subject to accelerated vesting if the Change of Control event constitutes a “change in control” event as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code.  If the Change of Control event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units, if applicable and  in accordance with the terms of the Plan, then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Change of Control without any payment in exchange therefore.

10.	General Provisions Applicable to Awards

(a)
Transferability of Awards.  Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.  For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)
Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine.  Each Award and respective Award Agreement may contain terms and conditions in addition to those set forth in the Plan.

(c)
Board Discretion.  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)	Termination of Status.

a.	Options and SARs

i.
Unless the Board shall otherwise determine at or after grant, in the event of termination of Participant's employment with the Company other than for Cause (as defined below), Disability (as defined below) or death, or if applicable, the termination of services given by the Participant to the Company other than for Cause, Disability or death, all Options and SARs granted to that Participant (other than non-employee directors), which are vested and exercisable at the time of such termination, may, unless earlier terminated in accordance with the provisions of the Plan, be exercised within three (3) months after the date of such termination and for all Participants who are  non-employee directors their Options and SARs must be exercised within 12 months after such date of termination.  If, on the date of termination, the shares subject to the Option or SAR have not vested in their entirety, any shares covered by the unvested portion of the Option or SAR shall expire and be of no further force and effect and revert to the Plan.  If the vested portion of the Option or SAR is not so exercised within the time specified herein, such vested portion of the Option or SAR shall expire and be of no further force and effect, and the shares covered by such Option or SAR shall revert to the Plan.  For purposes of the Plan, “Disability” shall have the same meaning as set forth in Section 22(e)(3) of the Code.

ii.
In the event of termination of Participant's employment with the Company, or if applicable, the termination of services given by the Participant to the Company by reason of death or total and permanent Disability, or retirement, the outstanding Options and SARs, which were vested on the date of termination, may be exercised by the Participant, the Participant's legal guardian, the Participant’s estate or a person who acquires the right to exercise the Option or SAR by bequest or inheritance, as the case may be, within twelve (12) months after termination.  If, on the date of termination, there are Options or SARs which are not entirely vested, the shares covered by the unvested portion of the Options or SARs shall revert to the Plan.  If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the shares covered by such Option and SAR shall revert to the Plan.

iii.
Notwithstanding anything herein to the contrary, if a Participant's employment or service is terminated for Cause, all Options and SARs held by the Participant shall immediately terminate, regardless of whether then exercisable, unless otherwise determined by the Board.  For purposes of the Plan, “Cause” means: (i) a Participant's conviction of, or plea of nolo contendre, to any felony or to a crime involving moral depravity or fraud; (ii) a Participant’s commission of an act of dishonesty, theft, fraud or breach of fiduciary duty (iii) a Participant’s commission of an act of willful misconduct or gross negligence, as determined solely by the Board (iv) the failure of a Participant to substantially perform his or her duties; (v) the failure of Employee to follow a lawful directive of the Chief Executive Officer of the Company or the Board  or (vi) excessive absenteeism, chronic alcoholism or any other form of addiction that prevents a Participant from performing the essential functions of his or her position with or without a reasonable accommodation.

iv.
In the event of a Participant's termination of employment or service for any reason not described in the preceding subsections, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option or SAR is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option or SAR which was exercisable at the time of such termination for three (3) months (or such greater or lesser period as the Board shall specify at or after the grant of such Option or SAR).

v.	Notwithstanding the foregoing, in all cases no Option or SAR shall be exercisable under this Plan later than the expiration of the term of such Option or SAR as set forth in the Award Agreement.

b.
Additional Provisions for Restricted Stock Units.  If a Participant's employment or service is terminated for any reason, any Restricted Stock Units that had not become non-forfeitable prior to the date of such termination shall be forfeited; provided, however, that if such termination is by reason of the Employee’s death or Disability, the Restricted Stock Units shall become non-forfeitable.  If the Restricted Stock Units become nonforfeitable on account of the Employee’s death or Disability (provided that, on account of the Disability, the Employee is disabled within the meaning of Section 409A(a)(2)(C) of the Code and the regulations thereunder) (a “409A Disability”), the Restricted Stock Units shall be settled as soon as practicable (but no more than 30 days) after the Employee’s death or the 409A Disability.

(e)
Withholding.  The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award.  The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages.  If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations.  Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise.  If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).  Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)
Amendment of Award.  Except as otherwise provided in Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option.  The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)
Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)
Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.; provided, however that the acceleration of Restricted Stock Units is prohibited except as expressly permitted in Section 409A and the regulations promulgated thereunder.

(i)	Performance Awards.

(1)
Grants.  Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”).  Subject to Section 10(i)(4), no Performance Awards shall vest prior to the first anniversary of the date of grant.

(2)
Committee.  Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.  In the case of such Performance Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee) described in the preceding sentence.  “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3)
Section 162(m) Per-Participant Limit.  Subject to adjustment under Section 9 of the Plan and so long as the Company is a “publicly-held corporation” within the meaning of Section 162(m) of the Code: (a) the maximum number of shares of Common Stock for which Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted during any calendar year to any Covered Employee shall be 500,000 and the maximum amount of a Performance Award that can be paid in cash to any Participant during any calendar year shall be $1,000,000.

(4)
Administration.  Performance Awards must vest or become exercisable contingent on the achievement of one or more objectively determinable performance measures established by the Committee in writing in accordance with Section 162(m) of the Code at the time such Performance Award is granted.  Prior to the payment of any compensation under an Award intended to qualify as Performance-Based Compensation, the Committee shall certify the extent to which any objectively determinable performance measures and any other material terms under such Performance Award have been satisfied.

(5)
Performance Measures.  For any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals.  Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs.  Notwithstanding the foregoing, the Committee may only make such adjustments if they are included in the written performance goals established by the Committee in accordance with Section 162(m) of the Code.  Such performance goals:  (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by and shall otherwise comply with the requirements of Section 162(m) of the Code.

(6)
Adjustments.  Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or Disability of the Participant or a change in control of the Company.

(7)
Other.  The Committee shall have the power to impose such other restrictions on Performance Awards, as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of Section 162(m) of the Code.

11.	Miscellaneous

(a)
No Right to Employment or Other Status.  No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)
No Rights as Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)
Effective Date and Term of Plan.  The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”).  No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)
Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) of the Code after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m) of the Code; (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company’s stockholders approve such amendment, and (iii) if the NASDAQ Stock Market amends its corporate governance rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ Stock Market rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4 or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval.  Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e)
Authorization of Sub-Plans (including for Grants to non-U.S. Employees).  The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)
Compliance with Section 409A of the Code.  All Options and SARs granted under the Plan are intended to be exempt from the requirements of Section 409A of the Code and applicable regulatory guidance issued thereunder (“Section 409A”) or, if not exempt, to satisfy the requirements of Section 409A, and the provisions of the Plan and any Awards granted under the Plan shall be construed in a manner consistent therewith.  No Award granted hereunder shall permit a Participant to defer receipt of compensation beyond the date of exercise, unless the Committee determines that such Award shall be subject to section 409A.

Notwithstanding any provision of the Plan or an Award Agreement to the contrary, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit.  The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.  To the extent of any inconsistencies with the requirements of Section 409A, this Plan shall be interpreted and amended in order to meet the requirements of Section 409A.  Notwithstanding anything contained in this Plan to the contrary, it is the intent of the Company to have this Plan interpreted and construed to comply with any and all provisions Section 409A including any subsequent amendments, rulings or interpretations from appropriate governmental agencies.

(g)
Limitations on Liability.  Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company.  The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)
Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

APPENDIX B

AMBIENT CORPORATION
___________________________

MANAGEMENT INCENTIVE BONUS PLAN
___________________________

ARTICLE I
Purpose of the Plan

1.1           The purpose of the Ambient Corporation Management Incentive Bonus Plan (the "Plan") is to advance the interests of Ambient Corporation (the “Company”) by providing Participants (defined below) of the Company and its designated Subsidiaries (defined below) with additional incentive to promote the success of the business and to increase their vested interest in the success of the business and the Company, and to encourage them to remain employees, through the making of certain incentive cash bonus awards (the "Awards") linked to objectively determinable performance goals.  The Awards granted under the Plan are intended to be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  To the extent that any Award is subject to Section 409A, then the Plan as applied to that Award shall be interpreted and administered so that it is consistent with such Code section.

ARTICLE II
Administration of the Plan

2.1           The Plan shall be administered and interpreted by a committee (the "Committee") appointed from time to time by the Board of Directors of the Company (the "Board") and consisting of two or more “outside Directors” within the meaning of Section 162(m) of the Code (“Section 162(m)”).  Members of the Committee shall not be eligible to participate in the Plan.

2.2           The Committee shall have full authority to make or withhold Awards, to construe and interpret the terms and provisions of the Plan and any Award made hereunder, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of this Plan.

2.3           The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any Award made hereunder, in the manner and to the extent it shall deem necessary to carry the Plan into effect.

2.4           Any decision, interpretation or other action made or taken in good faith by or at the direction of the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.  Any discretion exercised under the Plan affecting any Award to a Participant shall be subject in all events to Section 162(m), unless the Committee makes a specific determination that such Award is not intended to comply with Section 162(m).

2.5           No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.  The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

2.6           For purposes of this Plan, "designated Subsidiaries" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company, which are designated from time to time by the Committee.

2.7           For purposes of this Plan, “Plan Year” shall mean the fiscal year of the Company.

ARTICLE III
Eligibility

3.1           For each Plan Year, the Committee shall select, in its discretion, key employees of the Company or any of its designated Subsidiaries who are to participate in the Plan (the “Participants”).  No person shall be designated as a Participant or entitled to Awards under this Plan for any Plan Year unless he or she is so designated as a Participant for that Plan Year.  The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Section 162(m).

3.2           A Participant who ceases to be employed by the Company or a designated Subsidiary by reason of death or Disability shall be eligible for an Award (or portion thereof), in the Committee’s sole discretion, for the Plan Year in which the death or Disability occurs, only if and to the extent the performance goals described in Article IV have been met; provided however, that the Award will be for the portion of the Plan Year the Participant was employed determined by multiplying the final Award by a fraction the numerator of which is the number of days the Participant is employed and the denominator of which is 365.  For purposes of the Plan, “Disability” shall have the same meaning as set forth in Section 22(e)(3) of the Code.

3.3           A Participant who is no longer employed by the Company or a designated Subsidiary on the last day of the Plan Year, other than for reasons enumerated in Section 3.2 above, shall not be eligible for an Award for such Plan Year.  For the purposes of this Section, it shall not be considered a termination of employment when a Participant is granted a military or personal leave of absence by the Company or when a Participant is transferred from the Company or a designated Subsidiary to another designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Code, as amended.

ARTICLE IV
Awards Under the Plan

4.1           For each Participant for each Plan Year, the Committee may establish a targeted performance award (the “Individual Target Award”).  The Individual Target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under this Plan), or an amount determined pursuant to an objective formula or standard.  Establishment of an Individual Target Award for a Participant for a Plan Year shall not imply or require that the same level of Individual Target Award (if any such award is established by the Committee for the relevant employee) be set for any subsequent Plan Year.  At the time the performance goals are established (as provided in Section 4.2 below), the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the Individual Target Award which may be payable based upon the degree of attainment of the performance goals during the Plan Year (the “Payout Formula”).  Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an Award that is less than the Participant’s Individual Target Award (or attained percentage thereof) regardless of the degree of attainment of the performance goals.

4.2           The Committee shall establish, for each fiscal year, the performance goals to be applied to the Payout Formula.  Such performance goals  shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals.  Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs.  Notwithstanding the foregoing, the Committee may only make such adjustments if they are included in the written performance goals established by the Committee in accordance with Section 162(m) of the Code.  Such performance goals:  (i) may vary by Participant; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by and shall otherwise comply with the requirements of Section 162(m) of the Code.

4.3           For purposes of Sections 4.1 and 4.2, the Committee shall establish in writing, for each Plan Year: (i) the Individual Target Award applicable to each Participant or class of Participants; (ii) the Payout Formula; and (iii) the objective performance goals to be applied to the Payout Formula; no later than 90 days after the commencement of the Plan Year and while the outcome of the performance goals are substantially uncertain.

4.4           Promptly after the end of a Plan Year, the Committee shall determine the extent to which performance goals for that Plan Year have been achieved and shall determine the allocation of Individual Target Awards to Participants by using the Payout Formula.

4.5           The Committee shall certify in writing the achievement of the applicable performance goals and the actual Award for each Participant.  Regardless of the performance achieved relative to any goals and standards, and notwithstanding any Individual Target Award, no Participant shall be entitled to an Award unless and until the Committee certifies such Award.

4.6           The Committee may comply with Sections 4.1 and 4.2 by granting award opportunities for a Plan Year expressed as percentage interests in an incentive pool, payment under which is subject to the satisfaction of the objective performance goals; provided, however, that (i) the Committee may, but need not, pay out the full amount of the incentive pool for any Plan Year, and (ii) the forfeiture or other reduction of the percentage interest of any Participant in the incentive pool may not increase the amount of an Award paid to any other Participant.  The Committee may establish a formula for funding an incentive pool consisting of the maximum aggregate awards that would be available to all Participants under the Plan pursuant to the Individual Target Awards.

4.7           Each Award made under the Plan shall be paid in a single lump sum cash payment as soon as practicable after the close of the Plan Year, except as provided in Article V and unless otherwise determined by the Committee, but in no event shall such Award be paid later than 2 1/2 months after the close of the Plan Year with respect to which the Award is granted.

4.8           In the event of the death of a Participant after the making of the Award but prior to the payment of his Award hereunder, payment shall be made to such beneficiary or beneficiaries as the Participant shall have previously designated in writing.  Such designation shall not be effective unless filed with the Company.  If there is no effective designation of a beneficiary at the time of the Participant's death, or in the event that the designated person or persons shall predecease such Participant, any such Award payable shall be made to the Participant's estate or legal representative.

4.9           The maximum amount paid to any Participant with respect to any Award shall not exceed $1,000,000.

ARTICLE V
Amendment or Termination of the Plan

5.1           Notwithstanding any other provision of this Plan, the Company may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise.  Notwithstanding the foregoing, any such amendments shall not occur without the appropriate approval of the Company’s stockholders, if such approval is required by Section 162(m).

ARTICLE VI
Miscellaneous

6.1           No person shall have any claim or right to be made an Award under the Plan, and neither this Plan, the establishment of any goals or standards nor the making of an Award under this Plan shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall there be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

6.2           Except by will or the laws of descent and distribution, no right or interest in any Award made under this Plan shall be assignable or transferable, and no right or interest of any Participant hereunder shall be subject to any lien, obligation or liability of such Participant.

6.3           The Company will bear all expenses incurred in administering this Plan.

6.4           This Plan and the obligations of the Company hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may from time to time be required.  The Board may make such changes in this Plan as may be necessary or desirable, in the opinion of the Board, to comply with the laws, rules and regulations of any governmental or regulatory authority, or to be eligible for tax benefits under the Code, or any other laws or regulations of any Federal, state, local or foreign government.

6.5           The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require prior to the payment of any amount hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

6.6           No assets shall be segregated or earmarked in respect of any Award hereunder and no Participant shall have any right to assign, transfer, pledge or hypothecate his interest, or any portion thereof, in his Award.  The Plan and the making of Awards hereunder shall not constitute a trust.

6.7           This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts (regardless of the law that might otherwise govern under applicable principles of conflict of laws of Massachusetts).

6.8           Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.  The titles to Articles of this Plan are intended solely as a convenience and shall not be used as an aid in construction of any provisions thereof.

6.9           This Plan shall be known as "Ambient Corporation Management Incentive Bonus Plan."

6.10          Notwithstanding any provision of the Plan to the contrary, if and to the extent (i) any portion of any payment provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit.  The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

6.11          The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m).  To the extent that the Plan is subject to Section 162(m), the material terms consisting of the business criteria, maximum amount, and eligible employees shall be subject to the approval of the stockholders before payments may be made.

ANNUAL MEETING OF THE STOCKHOLDERS OF
AMBIENT CORPORATION

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
Elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified;	☐	☐	☐
John J. Joyce			☐
Michael Widland			☐
D. Howard Pierce			☐
Thomas Michael Higgins			☐
Shad Stastney			☐
Francesca E. Scarito			☐

CONTROL ID:
REQUEST ID:
:

Proposal 2 →	FOR	AGAINST	ABSTAIN
Adopt the 2012 Stock Incentive Plan, including the performance-based award criteria;	☐	☐	☐

Proposal 3 →	FOR	AGAINST	ABSTAIN
Adopt the Management Incentive Bonus Plan to approve the performance-based award criteria; and	☐	☐	☐

Proposal 4 →	FOR	AGAINST	ABSTAIN
Transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2012

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)